September 8, 2016
DREYFUS MANAGER FUNDS II
Dreyfus Balanced Opportunity Fund

Supplement to Summary and Statutory Prospectus
dated March 31, 2016

The following changes will take effect on September 30, 2016.
The following is added as the last sentence of the second paragraph in "Principal Investment Strategy" in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the statutory prospectus:
The fund may invest up to 20% of its assets in foreign equity securities.
The following is added as the second sentence of the second paragraph in "Fund Details – Goal and Approach" in the statutory prospectus:
The fund may invest up to 20% of its assets in foreign equity securities (i.e., issued by companies organized under the laws of countries other than the United States).
The following supplements "Principal Risks" in the summary prospectus and "Fund Summary – Principal Risks" in the statutory prospectus and is a principal risk in "Fund Details – Investment Risks" in the statutory prospectus:
•	Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.
The following replaces Foreign investment risk as an additional risk in "Fund Details – Investment Risks" in the statutory prospectus:
•	Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.
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The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:
The fund's investment adviser is The Dreyfus Corporation (Dreyfus).
Keith Stransky is the fund's primary asset allocation portfolio manager, a position he has held since March 2007.  Mr. Stransky is the Chief Investment Officer (Traditional) and a Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus.  Brian Ferguson, John C. Bailer, George E. DeFina, Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger are the fund's primary equity portfolio managers.  Mr. Ferguson has held this position since March 2007.  Messrs. Bailer and DeFina have held this position since December 2015.  Messrs. Bogar, Lydotes and Leger have held this position since September 2016.  Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  Mr. Bailer is a senior portfolio manager of U.S. dividend-oriented and large-cap strategies at TBCAM.  Mr. DeFina is a director, portfolio manager and senior quantitative analyst at TBCAM.  Mr. Bogar is a managing director, portfolio manager and head of the global equity team at TBCAM.  Mr. Lydotes is a managing director, portfolio manager and senior research analyst at TBCAM. Mr. Leger is a director and senior research analyst at TBCAM.  David Bowser and David Horsfall are the fund's primary fixed-income portfolio managers, positions they have held since March 2008 and June 2012, respectively.  Mr. Bowser is Managing Director and Senior Portfolio Manager of Active Fixed Income US Core Strategies at Standish Mellon Asset Management Company LLC (Standish), a subsidiary of BNY Mellon and an affiliate of Dreyfus.  Mr. Horsfall is Co-Deputy Chief Investment Officer and Managing Directory of Opportunistic Fixed Income at Standish, responsible for overseeing the management of all single and multi-sector active fixed-income portfolios and strategies.  Each portfolio manager also is an employee of Dreyfus.
The following information supersedes and replaces the third and fourth paragraphs in "Fund Details – Management" in the statutory prospectus:
Keith Stransky is the fund's primary asset allocation portfolio manager, a position he has held since March 2007.  Mr. Stransky is the Chief Investment Officer (Traditional) and a Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus, where he has been employed since 1983.  He is also employed by Dreyfus and serves as the fund's primary asset allocation portfolio manager in his capacity as an employee of Dreyfus.
Brian Ferguson, John C. Bailer, George E. DeFina, Mark A. Bogar, CFA, James A. Lydotes, CFA and Andrew Leger are the fund's primary equity portfolio managers.  This position has been held by Mr. Ferguson since March 2007, by Messrs. Bailer and DeFina since December 2015 and by Messrs. Bogar, Lydotes and Leger since September 2016, and they are each jointly and primarily responsible for managing the fund's equity portfolio.  Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since June 1997.  He has been employed by Dreyfus since April 2001.  Mr. Bailer is a senior portfolio manager of U.S. dividend-oriented and large-cap strategies and is a senior research analyst on the Dynamic Large Cap Value strategy at TBCAM, where he has been employed since 1992.  Mr. DeFina is a director, portfolio manager and senior quantitative analyst at TBCAM, where he has been employed since 2007.  Messrs. Bailer and DeFina have been employed by Dreyfus since September 2003 and November 2015, respectively.  Mr. Bogar is a managing director, portfolio manager and head of the global equity team at TBCAM, where he has been employed since August 2007.  Mr. Lydotes is a managing director, portfolio manager and senior research analyst at TBCAM, where he has been employed since February 2005.  Mr. Leger is a director and senior research analyst at TBCAM, where he has been employed since June 2014.  Prior thereto, he was employed for more than five years as a research analyst at BlackRock, Inc.  Messrs. Bogar, Lydotes and Leger have been employed by Dreyfus since November 2008, December 2009 and October 2015, respectively.  Messrs. Ferguson, Bailer, DeFina, Bogar, Lydotes and Leger manage the fund in their capacity as employees of Dreyfus.